Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of Property Plant and Equipment
Property and equipment, net consisted of the following as of (in thousands):

	December 31,
	2023	2022
Lab equipment	$1,382	$1,382
Furniture and fixtures	341	341
Computer equipment	85	85
Leasehold improvements	940	935

Total property and equipment	2,748	2,743
Less accumulated depreciation	(966)	(467)

Property and equipment, net	$1,782	$2,276